SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                            July 18, 2006

                            Date of Report
                           (Date of earliest
                            event reported)


                      CONSOLIDATED-TOMOKA LAND CO.
        (exact name of registrant as specified in its charter)


 FLORIDA                       0-5556                 59-0483700
(State or other                                     (IRS Employer
  jurisdiction                                       Identification
  of incorporation)    (Commission File Number)      Number)



                 1530 Cornerstone Boulevard, Suite 100
                     Daytona Beach, Florida        32117
      (Address of principal executive offices)   (Zip Code)


                             (386)274-2202
          (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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FORM 8-K, July 18, 2006
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700


Item 2.02. Results of Operations and Financial Condition.

         On July 18, 2006, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company's earnings for the quarter and six months ended June 30, 2006. A copy of the press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith pursuant to Item 2.02 of this Report and shall not be deemed to be "filed" for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        ( c ) Exhibits.

              99.1 Press Release issued July 18, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSOLIDATED-TOMOKA LAND CO.


Date: July 18, 2006      By:/S/Bruce W. Teeters
                            ----------------------
                            Bruce W. Teeters, Senior
                            Vice President - Finance
                            and Treasurer
                            Chief Financial Officer













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